Exhibit 99.1

Leaders in Auto Finance Since 1991 Company Overview and Investor Presentation - September 2026 Consumer Portfolio Services, Inc.

SAFE HARBOR STATEMENT Forward - looking statements in this presentation include the Company’s expectations of growth and the Company's allowances for credit losses, fair value estimates, provision for credit losses, and related figures. In each case, such figures are forward - looking statements because they depend on the Company’s estimates of future losses. Actual results may differ due to various factors including: increased delinquencies, repossessions, and losses; incorrect prepayment speed or discount rate assumptions; competition or the loss of dealer relationships or qualified personnel; reduced availability or increased cost of warehouse and securitization funding, including due to interest rate or capital market conditions; increases in consumer bankruptcy filings; changes in government regulations affecting consumer credit; declines in used vehicle prices; economic conditions in geographic areas in the Company's principal markets; and our ability to generate sufficient operating and financing cash flows. Any or all such factors also may affect the Company’s future financial results, as to which there can be no assurance. Results of the most recent quarter are not necessarily indicative of future results. Additional risks are described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q. The Company undertakes no obligation to update any forward - looking statement, except as required by law. 2 Company Overview and Investor Presentation - September 2026

$4.84B MANAGED PORTFOLIO (SEPTEMBER 2026) Active servicing portfolio across 47 states 60 CONSECUTIVE PROFITABLE QUARTERS Consistent growth to shareholder’s equity 110 ABS SECURITIZATIONS Deep and continuous access to institutional capital ~16,000 DAILY APPLICATIONS Strong dealer origination funnel volume 13,000 APPROVED DEALER NETWORK Expanded from 12,000 approved dealers in Q2 2026 1,010 TOTAL HEADCOUNT 5 Operating hubs across NV (HQ), CA, IL, VA, FL Company Overview & Scale About Consumer Portfolio Services, Inc. Consumer Portfolio Services, Inc. (Nasdaq: CPSS) specializes in purchasing and servicing automobile contracts originated by licensed automobile dealers in the sale of new and used automobiles, light trucks and passenger vans. Through our purchases, we provide indirect financing to the customers of the dealership. We fund these contract purchases on a long - term basis primarily through the securitization markets and service the contracts over their lives. 3 Company Overview and Investor Presentation - September 2026

The CPS Advantage: Core Pillars

Plain and simple. Auto finance since 1991.

1. AI Modeling Engine

Proprietary scorecards utilizing Linear/Logistic Regression, Neural Networks, Decision Trees, Random Forest, and Machine Learning with continuous model calibration.

2. Instant Underwriting

Automated decisioning delivers answers within seconds to over 13,000 dealers, prioritizing higher quality contracts and disciplined credit risk selection.

3. Full Lifecycle Scorecards

Dedicated predictive scorecards across Originations, Servicing (Collection Behavior & Extensions), Recovery (Repo-Skip), and Dealer/Asset management.

4. Continuous Automation

Leveraging decades of industry expertise to systematically automate core workflows, driving operational precision and strict regulatory compliance.

5. Proven Track Record

35+ years navigating every economic cycle. Decades of proprietary historical performance data trains our models. Deep access to capital; with 110 ABS transactions completed.

Company Overview and Investor Presentation- September 2026

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Charles "Brad" Bradley CEO & Chairman of the Board CEO since 1992. Chairman since 2001. Mike Lavin President, COO & CLO President since 2022, COO since 2019, CLO since 2014. Danny Bharwani Chief Financial Officer CFO since 2022. Leading finance & capital markets. Robert Riedl Chief Risk Officer Re - joined as CRO in 2025. Directs analytics and risk modeling. Executive Leadership Team Senior management comprises 13 executives who each average 25 years with CPS, representing over 300 combined years of specialized auto lending experience. 5 Company Overview and Investor Presentation - September 2026

$1.7 Trillion TAM: Total U.S. auto loan debt outstanding (Q2 2026 Experian Automotive). 13% of U.S. Auto Loan Debt is Subprime: Substantial and recurring market opportunity, driving continuous dealer demand. High Barriers to Entry: Capital - intensive infrastructure, extensive dealer network, complex licensing, and multi - state regulatory compliance protect incumbents. Fragmented Competition: CPS competes on rapid turnaround, proprietary AI credit scorecards, and dealer service. Few dominant players. Market Opportunity 6 Company Overview and Investor Presentation - September 2026

Geographic Footprint & Reach

CPS

47 States

ACTIVE PURCHASING FOOTPRINT

Broad nationwide geographic diversification minimizes localized credit and economic risk exposures.

5 Branches

REGIONAL OPERATING CENTERS

Decentralized servicing and underwriting hubs in Nevada, California, Illinois, Virgina and Florida.

Nationwide Dealer Purchasing

Top five states by contract funding volume as of Q3 2026

California(Top State) 11.0%

Texas 8.0%

Ohio 8.0%

Florida 6.0%

North Carolina 5.0%

- **Strategic Geographic Footprint:** Multi-branch national presence aligns collection specialists with regional debtor demographics, fostering stronger rapport, communication, and recovery outcomes.
- **Targeted Portfolio Segmentation:** Tailors servicing strategies by routing specific tiers, and risk profiles to dedicated regional hubs based on operational strengths.
- **Cross-Regional Scalability:** Diversified office footprint mitigates regional labor bottlenecks and strengthens servicing continuity.

Company Overview and Investor Presentation- September 2026

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Job Tenure Avg Financed Annual Income Avg FICO Avg Yield % Purchases Program Tier 8.3 yrs $26,915 $104,314 650 14.19% 3% Meta 7.0 yrs $27,569 $89,610 573 16.32% 17% Preferred 5.9 yrs $26,546 $79,294 558 18.37% 16% Super Alpha 5.3 yrs $24,093 $82,145 543 20.50% 19% Alpha Plus 4.4 yrs $21,576 $64,499 552 21.87% 34% Alpha 3.6 yrs $16,869 $57,426 559 23.84% 7% Standard 4.1 yrs $15,885 $56,929 533 24.40% 3% Mercury / Delta 3.0 yrs $14,909 $47,474 590 23.53% 1% First Time Buyer 5.1 yrs $22,965 $73,241 557 20.07% 100% Overall (9M Sept. 2026) Product Offering Matrix Each contract purchase falls into one of our eight lending programs. Each program targets a specific borrower profile. This allows us to serve a broad range of the credit spectrum, and be a single source of funding for our dealership partners. 8 Company Overview and Investor Presentation - September 2026

$73,241 AVG HOUSEHOLD INCOME Up from $72,802 in Q2, demonstrating solid borrower income capacity 40 Yrs AVERAGE BORROWER AGE Mature, experienced core consumer demographic across markets 5.1 Years AVERAGE JOB TENURE Consistent employment history supporting debt service stability 10.9% PAYMENT - TO - INCOME (PTI) Conservative payment burden limits consumer default frequency 33.4% DEBT - TO - INCOME (DTI) Consistent with 33.6% in Q2, reflecting disciplined borrower leverage thresholds 20.7% HOMEOWNERSHIP RATE Significant cohort possessing real property equity and residential stability Borrower Demographics We ensure strict underwriting guardrails to maintain the credit quality of our loan portfolio and protect against downside risk. The average borrower as of Q3 2026 fits the below profile. 9 Company Overview and Investor Presentation - September 2026

Vehicle Type Pre - Owned 71.7% Certified Pre - Owned 14.2% New Vehicles 14.1% Originating Dealership Factory Franchised 72.0% Independent 28.0% Vehicle Make Import Makes 57.0% Domestic Makes 43.0% Vehicle & Dealership Mix We have built and work with an extensive network of 13 , 000 dealership partners in order to provide financing for their customers . The dealer relationships are maintained by our sales force, which includes both inside and outside sales representatives . 10 Company Overview and Investor Presentation - September 2026

Contract Purchase Characteristics 130.0% 125.0% 120.0% 115.0% 110.0% 105.0% 100.0% Sep - 20 Mar - 21 Sep - 21 Mar - 22 Sep - 22 Mar - 23 Sep - 23 Mar - 24 Sep - 24 Mar - 25 Sep - 25 Mar - 26 Sep - 26 Loan to Value 12.0% 11.0% 10.0% 9.0% 8.0% 11 Company Overview and Investor Presentation - September 2026 Sep - 20 Mar - 21 Sep - 21 Mar - 22 Sep - 22 Mar - 23 Sep - 23 Mar - 24 Sep - 24 Mar - 25 Sep - 25 Mar - 26 Sep - 26 Payment to Income 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% Sep - 20 Mar - 21 Sep - 21 Mar - 22 Sep - 22 Mar - 23 Sep - 23 Mar - 24 Sep - 24 Mar - 25 Sep - 25 Mar - 26 Sep - 26 APR $25,000 $20,000 $15,000 $10,000 $5,000 $0 Sep - 20 Mar - 21 Sep - 21 Mar - 22 Sep - 22 Mar - 23 Sep - 23 Mar - 24 Sep - 24 Mar - 25 Sep - 25 Mar - 26 Sep - 26 Amount Financed

Portfolio Performance CNL Percentage 2018 - Q2 2021 - Q1 2023 - Q4 2018 - Q3 2021 - Q2 2024 - Q1 2016 - Q1 2018 - Q4 2021 - Q3 2024 - Q2 2016 - Q2 2019 - Q1 2021 - Q4 2024 - Q3 2016 - Q3 2019 - Q2 2022 - Q1 2024 - Q4 2016 - Q4 2019 - Q3 2022 - Q2 2025 - Q1 2017 - Q1 2019 - Q4 2022 - Q3 2025 - Q2 2017 - Q2 2020 - Q1 2022 - Q4 2025 - Q3 2017 - Q3 2020 - Q2 2023 - Q1 2025 - Q4 2017 - Q4 2020 - Q3 2023 - Q2 2026 - Q1 2018 - Q1 2020 - Q4 2023 - Q3 2026 - Q2 The performance of our portfolio is measured in terms of CNL (cumulative net loss) since time of contract purchase. CNLs of contract purchases by quarter are summarized below. 24.00% 22.00% 20.00% 18.00% 16.00% 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 69 71 73 75 77 79 81 83 Months Seasoned 12 Company Overview and Investor Presentation - September 2026

Economic Model & Margins (1) Statement of Operations three months ended, as a percentage of the average portfolio. Percentages may not add due to rounding. 13 Company Overview and Investor Presentation - September 2026 Q3 2025 (Sep 30) Q3 2026 (Sep 30) Income Statement Line Item ($ in Millions) (1) 11.4% 11.3% Interest Income (6.3%) (6.2%) Interest Expense 5.1% 5.1% Net Interest Margin 0.0% 0.0% Mark to Finance Receivables 0.1% 0.2% Other Income (4.5%) (4.5%) Core Operating Expenses 0.8% 0.9% Pretax Return

YoY Change Q3 2025 (Sep 30) Q3 2026 (Sep 30) Income Statement Line Item($ in Millions) +20.5% $107.2 $129.1 Interest Income 0.0% $0.0 $0.0 Mark to Finance Receivables & Other +21.7% $108.4 $131.9 Total Revenues +21.3% $42.3 $51.3 Operating Expenses (Employee + G&A+ Other) +19.3% $59.1 $70.5 Interest Expense +44.3% $7.0 $10.1 Pretax Income +43.3% $4.8 $6.9 Net Income +50.0% $0.20 $0.30 Diluted EPS Summary Statement of Operations 14 Company Overview and Investor Presentation - September 2026

December 31, 2025 September 30, 2026 Balance Sheet Item ($ in Millions) $6.3 $5.1 Cash $165.9 $175.0 Restricted Cash $3,655.3 $4,624.6 Finance Receivables $30.1 $27.3 Other Assets $3,858.2 $4,832.0 Total Assets $65.2 $93.6 Accounts Payable and Accrued Expenses $324.9 $735.8 Warehouse Line of Credit $143.0 $190.7 Residual Interest Financing $2,986.6 $3,458.5 Securitization Trust Debt $29.0 $28.9 Subordinated Renewable Notes $3,548.6 $4,507.5 Total Liabilities $309.5 $324.5 Shareholders' Equity $3,858.2 $4,832.0 Total Liabilities and Shareholders' Equity Summary Balance Sheet 15 Company Overview and Investor Presentation - September 2026

Growing Shareholder Value $5,000 $2,500 $0 $7,500 $15,000 $12,500 $10,000 $17,500 $25,000 $22,500 $20,000 $27,500 $35,000 $32,500 $30,000 $37,500 $40,000 Sep - 20 Dec - 20 Mar - 21 Jun - 21 Sep - 21 Dec - 21 Mar - 22 Jun - 22 Sep - 22 Dec - 22 Mar - 23 Jun - 23 Sep - 23 Dec - 23 Mar - 24 Jun - 24 Sep - 24 Dec - 24 Mar - 25 Jun - 25 Sep - 25 Dec - 25 Mar - 26 Jun - 26 Sep - 26 $2.00 $1.00 $0.00 $3.00 $6.00 $5.00 $4.00 $7.00 $10.00 $9.00 $8.00 $11.00 $14.00 $13.00 $12.00 $15.00 $16.00 Diluted Book Value per Share in $ - Right Axis Pre - tax Income $ in Thousands - Left Axis Book Value per Share in $ - Right Axis NASDAQ: CPSS Publicly Trade Since 1992 16 Company Overview and Investor Presentation - September 2026

Shareholder’s Equity $325,000 $350,000 Shareholder's Equity ($ in thous.) $300,000 $275,000 $250,000 $225,000 $200,000 $175,000 $150,000 $125,000 $100,000 $75,000 $50,000 $25,000 $ - Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2024 2024 2024 2025 2025 2025 2025 2026 2026 2026 Shareholder's Equity ~2.5x Growth in 6 Years 17 Company Overview and Investor Presentation - September 2026

YoY Change Q3 2025 (Sep 30) Q3 2026 (Sep 30) ($ in Millions) 109% $391 $815 Auto contract purchases 25% $3,760 $4,711 Total portfolio 0% 4.5% 4.5% Core Operating Expenses as % of Avg. Portfolio (167 bps) 13.96% 12.29% Total delinquencies and repo inventory (1) (75 bps) 8.01% 7.26% Annualized Net Charge - offs (1) 328 bps 28.7% 32.0% Auction Recovery Rate (2) Selected Financial Data (1) Calculate as a percentage of the average owned portfolio. Excludes third party portfolios. Delinquency is 30+past due. Charge - offs are annualized off three months of the quarter. (2) Wholesale auction liquidation amounts (net of expenses) as a percentage of the account balance at the time of sale. 18 Company Overview and Investor Presentation - September 2026

Investment Outlook 109% YoY Increase in Contract Purchases Avg APRs remain consistent at ~ 20% Managed portfolio is at largest amount in company history Stable core operating expenses as a percent of growing portfolio Decreasing delinquencies Industry leading technology in all facets of our business Proven track record - 35 years in business Investor Relations Contact Mike Lavin, President/ COO/ CLO Mike@consumerportfolio.com 19 Company Overview and Investor Presentation - September 2026

REFERENCE TO PUBLIC REPORTS Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission‘s EDGAR search page www.sec.gov/edgar/searchedgar/companysearch.htm l using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described in Item 1A, “Risk Factors," of CPS’s most recent annual report on Form 10 - K and subsequent reports on Form 10 - Q, which reports are on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference. 20 Company Overview and Investor Presentation - September 2026